FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

a.	Overview
The Company has exposure to the following risks from its use of financial instruments:
•Credit risk
•Liquidity risk
•Market risk
▪Foreign exchange risk
▪Commodity price risk
▪Interest rate risk
This note presents information about the Company’s exposure to each of the above risks, the Company’s objectives, policies and processes for measuring and managing risk, and the Company’s management of capital. Further quantitative disclosures are included throughout these financial statements.
The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Board has implemented and monitors compliance with risk management policies.
The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to market conditions and the Company’s activities.

b.	Capital Management
The Company's policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain the future development of the business. The Company manages its capital structure and makes adjustments to it based on changes in economic conditions and the risk characteristics of the underlying petroleum and natural gas assets. The Company considers its capital structure to include shareholders’ equity, Senior Notes, Credit Facilities, Convertible Debentures, and working capital. In order to maintain or adjust the capital structure, the Company may from time to time issue common shares, senior notes, convertible debentures or other debt instruments, adjust its capital spending, and/or dispose of certain assets to manage current and forecasted debt levels. Bellatrix does not pay dividends.
Bellatrix remains highly focused on key business objectives of maintaining financial strength and liquidity, and optimizing capital investments in the current commodity price environment. In order to preserve liquidity and capital resources, in December 2017, Bellatrix’s Board of Directors approved a 2018 net capital budget of between $65 million and $80 million. Bellatrix expects to be able to fund its 2018 capital program by reinvesting cash flow, supplemented by borrowing under its Credit Facilities. Bellatrix continually monitors its capital spending program in light of prevailing commodity prices and the United States/Canadian dollar exchange rate with the aim of ensuring the Company will be able to meet future anticipated obligations incurred from normal ongoing operations with adjusted funds flow and borrowings under its Credit Facilities, as necessary. Please refer to note 8 and ‘Liquidity Risk’ below for further discussion.
The Company monitors its capital structure based on the ratio of total net debt to annualized adjusted funds flow (defined below). This ratio is calculated as total net debt, defined as outstanding Credit Facilities, Convertible Debentures (liability component), and Senior Notes, long term loan receivable and plus or minus adjusted working capital (defined below), divided by adjusted funds flow (defined below) for the most recent calendar quarter, annualized (multiplied by four). The total net debt to annualized adjusted funds flow ratio may increase at certain times as a result of acquisitions, fluctuations in commodity prices, timing of capital expenditures and other factors. In order to facilitate the management of this ratio, the Company prepares capital expenditure budgets which are reviewed and updated as necessary depending on varying factors including current and forecast prices, successful capital deployment and general industry conditions. The budgets are approved by the Board of Directors.
The Company’s capital structure and its calculation of total net debt and the total net debt to adjusted funds flow ratio as defined by the Company is as follows:

Debt to Adjusted Funds Flow Ratio
	Year ended December 31,
($000s, except where noted)	2017		2016
Shareholders’ equity	774,022		863,418

Credit Facilities	52,066		19,143
Loans receivable (long term)	—		(8,775)
Adjusted working capital deficiency (1)	23,926		23,716
Subtotal	75,992		34,084
Senior Notes (mature May 15, 2020) (2)	305,409		324,691
Net debt (1)	381,401		358,775
Convertible Debentures (liability component)	39,426		37,420
Total net debt (1) at year end	420,827		396,195

Debt to adjusted funds flow ratio (annualized) (3) (4)
Adjusted funds flow (4) (annualized)	62,800		33,748
Net debt (1) to periods adjusted funds flow ratio (annualized) (3)	6.1	x	10.6	x
Total net debt to periods adjusted funds flow ratio (annualized) (3)	6.7	x	11.7	x

Debt to adjusted funds flow ratio (4)
Adjusted funds flow for the year (4)	58,240		40,916
Net debt (1) to adjusted funds flow ratio (4) for the year	6.5	x	8.8	x
Total net debt (1) to adjusted funds flow ratio (4) for the year	7.2	x	9.7	x
(1) Net debt and total net debt as presented do not have a standardized meaning prescribed by IFRS and therefore may not be comparable with the calculation of similar measures for other entities. The Company’s calculation of total net debt excludes other deferred liabilities, deferred capital obligation, long-term risk management contract liabilities, decommissioning liabilities, and the deferred tax liability. Total net debt includes the adjusted working capital deficiency, Convertible Debentures (liability component), current Credit Facilities, long term loan receivable and Senior Notes. The adjusted working capital deficiency as presented does not have a standardized meaning prescribed by IFRS and therefore may not be comparable with the calculation of similar measures for other entities. The Company calculated adjusted working capital deficiency as net working capital deficiency excluding current risk management contract assets and liabilities, current portion of other deferred liabilities, current portion of deferred capital obligation, current portion of Credit Facilities and the current portion of decommissioning liability. Net debt excludes the liability component of Convertible Debentures that is included in total net debt.
(2) For the year ended December 31, 2017, Senior Notes includes an unrealized foreign exchange gain of $22.2 million (2016: $9.9 million gain) and does not include an unrealized loss of $3.9 million (2016: $2.0 million loss) on foreign exchange contracts.
(3) For the years ended December 31, 2017 and 2016, net debt and total net debt to period’s adjusted funds flow ratio (annualized) is calculated based upon fourth quarter adjusted funds flow annualized.
(4) Adjusted funds flow as presented do not have a standardized meaning prescribed by IFRS and therefore may not be comparable with the calculation of similar measures for other entities. Adjusted funds flow is calculated as cash flow from operating activities, excluding decommissioning costs incurred, changes in non-cash working capital incurred, and transaction costs.

c.	Credit Risk
Credit risk is the risk of financial loss to Bellatrix if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from Bellatrix’s trade receivables from joint venture partners, petroleum and natural gas marketers, and financial derivative counterparties.
A substantial portion of Bellatrix’s accounts receivable are with customers and joint interest partners in the petroleum and natural gas industry and are subject to normal industry credit risks. Receivables from petroleum and natural gas marketers are normally collected on the 25th day of the month following production. Bellatrix currently sells substantially all of its production to ten primary purchasers under standard industry sale and payment terms. The most significant 60 day exposure to a single counterparty is approximately $11.2 million. Purchasers of Bellatrix’s natural gas, crude oil and natural gas liquids are subject to a periodic internal credit review to minimize the risk of non-payment. Bellatrix has continued to closely monitor and reassess the creditworthiness of its counterparties, including financial institutions. This has resulted in Bellatrix mitigating its exposures to certain counterparties by obtaining financial assurances or reducing credit where it is deemed warranted and permitted under contractual terms.
Bellatrix may be exposed to third party credit risk through its contractual arrangements with its current or future partners and joint venture partners, marketers of its petroleum and natural gas production, derivative counterparties and other parties.
As at December 31, 2017, accounts receivable was comprised of the following:

Aging ($000s)	Not past due (less than 90 days)	Past due (90 days or more)	Total
Joint venture and other trade accounts receivable	$13,627	$5,186	$18,813
Revenue and other accruals	27,312	436	27,748
Less: Allowance for doubtful accounts	—	(889)	(889)
Total accounts receivable	$40,939	$4,733	$45,672

In order to determine the allowance for doubtful accounts, the Company conducts a qualitative analysis of each account comprising the individual balances within its accounts receivable, including the counterparty’s identity, customary pay practices, and the terms of the contract under which the obligation arose. Based on the review of the individual balances within the accounts receivable balance at December 31, 2017 and specifically the balances greater than 90 days, a provision of $0.9 million was made.
The carrying amount of accounts receivable and derivative assets represent the maximum credit exposure.

Liquidity Risk
Liquidity risk is the risk that Bellatrix will not be able to meet its financial obligations as they become due. Bellatrix actively manages its liquidity through daily and longer-term cash, debt and equity management strategies. Such strategies encompass, among other factors: having adequate sources of financing available through its Credit Facilities, estimating future cash generated from operations based on reasonable production and pricing assumptions, analysis of economic risk management opportunities, and maintaining sufficient cash flows for compliance with the Senior Debt Covenant described in note 8. The Company also mitigates liquidity risk by maintaining an insurance program to minimize exposure to insurable losses.
The Company prepares annual capital expenditure budgets which are regularly monitored and updated as necessary. Further, the Company utilizes authorizations for expenditures on both operated and non-operated projects to further manage capital expenditures. To facilitate the capital expenditure program, the Company has revolving reserve based Credit Facilities, as outlined in note 8, which are reviewed semi-annually by the lenders thereunder. The borrowing base under the Company’s Credit Facilities is $120 million providing the Company with approximately $55 million of available liquidity, after deducting outstanding letters of credit as at December 31, 2017. The next scheduled review of the borrowing base is May 2018. The Credit Facilities outline limitations based on percentages of the prior quarter’s sale volumes, which may be hedged through financial commodity price risk management contracts. Bellatrix also has Senior Notes and Convertible Debentures outstanding with fixed interest rates, as outlined in note 8, which mature on May 15, 2020 and September 30, 2021, respectively.
Future liquidity depends primarily on cash flow generated from operations, availability under the Credit Facilities and the ability to access debt and equity markets. From time to time, the Company accesses capital markets to meet its additional financing needs and to maintain flexibility in funding its capital programs. As at December 31, 2017, the Company has the ability to offer to sell up to an additional $470.8 million in securities under its $500 million Shelf Prospectus, which expires on June 30, 2018.
There can be no assurance that future debt or equity financing, additional credit under the Credit Facilities, or cash generated by operations will be available or sufficient to meet these requirements or for other corporate purposes or, if debt or equity financing is available, that it will be on terms acceptable to Bellatrix.
The following are the contractual maturities of financial liabilities as at December 31, 2017:

Liabilities ($000s)	Total	< 1 Year	1-3 Years	3-5 Years	More than 5 years
Accounts payable and accrued liabilities	$73,307	$73,307	$—	$—	$—
Risk management liability	7,890	4,468	3,422	—	—
Credit Facilities	52,066	—	52,066	—	—
Convertible Debentures (1)	50,000	—	—	50,000	—
Senior Notes (1)	312,950	—	312,950	—	—
Deferred capital obligation	4,755	4,755	—	—	—
Deferred financing obligation	1,505	1,505	—	—	—
Finance lease obligation	6,891	1,170	947	928	3,846
Total	$509,364	$85,205	$369,385	$50,928	$3,846
(1) Principal amount of the instruments

e.	Market Risk
Market risk is the risk that changes in market prices, such as foreign exchange rates, commodity prices, and interest rates will affect the Company’s net profit or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns.

f.	Foreign Exchange Risk
Foreign exchange risk is the risk that fluctuations in the Canadian/United States dollar foreign exchange rate may impact the Company’s cash flows and net profit (loss). The Company’s realized commodity prices for crude oil and natural gas are based upon United States dollar denominated commodity prices. Fluctuations in the Canadian/United States dollar foreign exchange rate may thus impact commodity prices received by the Company. In addition, the Company has United States dollar denominated Senior Notes and related interest obligations of which future cash payments are directly impacted by the exchange rate in effect on the payment date.
The Company may utilize foreign exchange derivative contracts to manage foreign exchange risks in order to maintain cash flow stability. Foreign exchange derivative transactions are in accordance with the risk management policy that has been approved by the Board of Directors. The aggregate amount hedged under all foreign exchange derivative contracts is limited to the outstanding principal amount of the Senior Notes or 60% of the Company’s United States dollar revenues over the previous three months. Additionally, the term of foreign exchange contracts is limited to the remaining term of the related Senior Notes or three years. See note 15 for the foreign exchange risk management contacts that the Company has entered at December 31, 2017.
For the year ended December 31, 2017, a $0.01 increase or decrease in the CDN$/US$ foreign exchange rate, with all other variables held constant, would impact the profit (loss) before income taxes by approximately $0.8 million.

.	Commodity Price Risk
Commodity price risk is the risk that the fair value or future cash flows will fluctuate as a result of changes in commodity prices. Commodity prices for petroleum and natural gas are impacted by not only the relationship between the Canadian and United States dollar, as outlined above, but also global economic events that dictate the levels of supply and demand.
The Company utilizes both financial derivatives and physical delivery sales contracts to manage commodity price risks. All such transactions are conducted in accordance with the commodity price risk management policy that has been approved by the Board of Directors.
The Company’s formal commodity price risk management policy permits management to use specified price risk management strategies including fixed price contracts, costless collars and the purchase of floor price options, other derivative financial instruments, and physical delivery sales contracts to reduce the impact of price volatility and ensure minimum prices for a maximum of thirty months beyond the current date. The program is designed to provide price protection on a portion of the Company’s future production in the event of adverse commodity price movement, while retaining significant exposure to upside price movements. By doing this, the Company seeks to provide a measure of stability to cash flows from operating activities, as well as, to ensure Bellatrix realizes positive economic returns from its capital developments and acquisition activities.
For the year ended December 31, 2017, if the prices for AECO natural gas had increased or decreased by $0.10/mcf, with all other variables held constant, net loss before tax would have be impacted by $6.0 million. For the year ended December 31, 2017, if prices for WTI crude oil had increased or decreased by $1.00/bbl, with all other variables held constant, net profit would be impacted by $3.7 million.
As at December 31, 2017, the Company has entered into commodity price risk management arrangements as follows:
Natural gas fixed price arrangements

Type		Period	Volume	Price	Index
Natural gas fixed	Financial	January 1, 2018 to December 31, 2018	75,000 GJ/d	2.69	AECO
Natural gas basis differential arrangements

Type		Period	Volume	Price		Index
Natural gas	FInancial	April 1, 2018 to October 31, 2018	10,551 GJ/d	$(1.17	) US	AECO 7A/NYMEX
Natural gas	Financial	April 1, 2019 to October 31, 2020	10,551 GJ/d	$(1.17	) US	AECO 7A/NYMEX

Natural gas liquids fixed differential arrangements

Type		Period	Volume	Fixed Differential	Index
Propane	Financial	January 1, 2018 to December 31, 2018	1,000 bbl/d	47% of NYMEX WTI	OPIS Conway Propane
Crude oil fixed price arrangements

Type		Period	Volume	Price		Index
Oil	Financial	January 1, 2018 to December 31, 2018	1,000 bbl/d	$70.14	CDN	WTI - NYMEX

h.	Interest Rate Risk
Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in the market interest rates. The Company is exposed to interest rate fluctuations on its Credit Facilities which bears a floating rate of interest. As at December 31, 2017, if interest rates had been 1% lower with all other variables held constant, net loss before income tax for the three months ended December 31, 2017 would have been approximately $0.5 million lower, due to lower interest expense. An equal and opposite impact would have occurred to net earnings had interest rates been 1% higher.

i.	Fair Value
The Company’s financial instruments as at December 31, 2017 include accounts receivable, deposits, marketable securities, risk management assets and liabilities, accounts payable and accrued liabilities, finance lease obligations, deferred capital obligation, deferred financing obligation, Credit Facilities, Convertible Debentures and Senior Notes. The fair value of accounts receivable, deposits, accounts payable, accrued liabilities, deferred financing obligation and deferred capital obligation approximate their carrying amounts due to their short-terms to maturity.
The loan receivable was determined to bear interest at a market rate and accordingly the fair market value approximated the carrying value. Marketable securities were carried at fair value based on the market price at each reporting date, with changes in fair value recognized in profit or loss. The marketable securities are classified as level 1 within the fair value hierarchy.
The Company enters into risk management contracts under master netting arrangements. Under these arrangements, the amounts owed by each counterparty for commodity or foreign exchange contracts outstanding in the same currency or commodity are aggregated into a single net amount receivable or payable. If a default occurs, the net amount subject to a master netting arrangement is receivable or payable for settlement purposes. The carrying amounts of commodity and foreign exchange contracts held under master netting arrangements are recorded on a net basis. At December 31, 2017 and 2016, the impact of netting gross amounts is negligible.
The risk management assets and liabilities at December 31, 2017 include both commodity contracts and foreign exchange contracts. The fair value of commodity contracts is determined by discounting the difference between the contracted price and published forward price curves as at the balance sheet date, using the remaining contracted petroleum and natural gas volumes. The fair value of foreign exchange contracts is determined based on the difference between the contracted forward rate and current forward rates, using the remaining settlement amount. The risk management contracts are classified as level 2 within the fair value hierarchy.
Credit Facilities bears interest at a floating market rate and the credit and market premiums therein are indicative of current rates; accordingly the fair market value approximates the carrying value.
The fair value of financial assets and liabilities, excluding working capital and Credit Facilities, is attributable to the following fair value hierarchy levels at December 31, 2017 and December 31, 2016:

($000s)		Fair Value
2017	Carrying Value	Level 1	Level 2	Level 3
Financial assets
Risk management asset	33,123	—	33,123	—
Financial liabilities
Risk management liability	7,890	—	7,890	—
Convertible Debentures (1)	39,426	—	46,000	—
Senior Notes (2)	305,409	—	299,258	—
(1) The fair value of the Convertible Debentures is based on the closing market price on the TSX of $92.00 per Debenture as at December 31, 2017, and represents the market value of the entire instrument.
(2) The fair value of the Senior Notes is based on the closing market price of $95.63 per Senior Note as at December 31, 2017.

($000s)		Fair Value
2016	Carrying Value	Level 1	Level 2	Level 3
Financial assets
Risk management asset	445	—	445	—
Financial liabilities
Risk management liability	16,582	—	16,582	—
Convertible Debentures (1)	37,420	—	50,825	—
Senior Notes (2)	324,691	—	332,318	—
(1) The fair value of the Convertible Debentures is based on the closing market price on the TSX of $101.65 per Debenture as at December 31, 2016, and represents the market value of the entire instrument.
(2) The fair value of the Senior Notes is based on the closing market price of $99.00 per Senior Note as at December 31, 2016.

The following is a summary of the net risk management asset (liability) as at December 31, 2016 and December 31, 2017:

($000s)	2017	2016
Current portion commodity contract asset	$31,910	$—
Commodity contract asset (long term)	1,213	—
Foreign exchange contract asset (long term)	—	445
Current portion commodity contract liability	(4,468)	(13,936)
Commodity contract liability (long term)	—	(2,646)
Foreign exchange contract liability (long term)	(3,422)	—
Net risk management asset (liability)	$25,233	$(16,137)